Exhibit 99.1
                                                                    ------------
                                  UACSC 2001-A

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                    4/30/01

NOTE BALANCE RECONCILIATION                                           D O L L A R S
                            CLASS A-1      CLASS A-2       CLASS A-3       CLASS A-4       CLASS B        CLASS C       TOTAL
                          ----------------------------------------------------------------------------------------------------------
Original Note Balances    99,000,000.00  141,000,000.00  142,000,000.00  150,270,000.00  35,000,000.00  5,730,000.00  573,000,000.00
Beginning Period Note
  Balances                83,643,432.91  141,000,000.00  142,000,000.00  150,270,000.00  35,000,000.00  5,730,000.00  557,643,432.91
Principal Collections
  - Scheduled Payments     6,374,722.51               -               -               -              -             -    6,374,722.51
Principal Collections
  - Payoffs                8,820,216.71               -               -               -              -             -    8,820,216.71
Principal Withdrawal
  from Payahead                2,125.74               -               -               -              -             -        2,125.74
Gross Principal Charge Offs   21,500.16               -               -               -              -             -       21,500.16
Repurchases                           -               -               -               -              -             -               -
                          -------------  --------------  --------------  --------------  -------------  ------------  --------------
Ending Note Balances      68,424,867.79  141,000,000.00  142,000,000.00  150,270,000.00  35,000,000.00  5,730,000.00  542,424,867.79
                          =============  ==============  ==============  ==============  =============  ============  ==============



Note Factor                   0.6911603       1.0000000       1.0000000       1.0000000      1.0000000     1.0000000       0.9466403
Interest Rate                   5.0700%         5.0300%         5.2900%          5.610%         8.250%       10.000%         5.4998%


                            NUMBERS

                          -------------

Original Note Balances           27,776
Beginning Period Note
  Balances                       27,073
Principal Collections
  - Scheduled Payments           11,497*
Principal Collections
  - Payoffs                         741
Principal Withdrawal
  from Payahead
Gross Principal Charge Offs           2
Repurchases                           0
                          -------------
Ending Note Balances             37,827
                          =============

                                                    *Represents the number of Subsequent Receivables sold for the Prefund Piece.

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                               430,003,160.49
Beginning Period Principal Balance                                       414,646,593.40
Purchase of  Subsequent Prefunded Receivables                            142,996,839.51
Principal Collections - Scheduled Payments                                 6,374,722.51
Principal Collections - Payoffs                                            8,820,216.71
Principal Withdrawal from Payahead                                             2,125.74
Gross Principal Charge Offs                                                   21,500.16
Repurchases                                                                           -
                                                                         --------------
Ending Principal Balance                                                 542,424,867.79
                                                                         ==============


PREFUND ACCOUNT RECONCILIATION

Original Balance                                                         142,996,839.51
Beginning Balance                                                        142,996,839.51
Purchase of  Subsequent Prefunded Receivables                           (142,996,839.51)
Prefund Account Interest Earned                                              496,906.33
Withdrawal                                                                  (496,906.33)
                                                                         --------------
Ending Balance                                                                        -
                                                                         ==============

TOTAL NOTE BALANCE                                                       542,424,867.79
                                                                         ==============

CASH FLOW RECONCILIATION

Principal Wired                                                           15,200,659.38
Interest Wired                                                             4,774,473.91
Withdrawal from Payahead Account                                               2,177.56
Repurchases (Principal and Interest)                                                  -
Charge Off Recoveries                                                         29,118.50
Interest Advances                                                             70,268.38
Collection Account Interest Earned                                            50,921.27
Prefunding Reserve Amount Released from Spread Account                        58,971.33
Prefund Account Withdrawal                                                   496,906.33
Spread Account Withdrawal                                                             -
Policy Draw for Principal or Interest                                                 -
                                                                         --------------
Total Cash Flow                                                           20,683,496.66
                                                                         ==============

TRUSTEE DISTRIBUTION  (05/08/01)

Total Cash Flow                                                           20,683,496.66
Unrecovered Advances on Defaulted Receivables                                    416.09
Servicing Fee (Due and Unpaid)                                                        -
Interest to Class A-1 Noteholders, including any overdue amounts             341,613.72
Interest to Class A-2 Noteholders, including any overdue amounts             591,025.00
Interest to Class A-3 Noteholders, including any overdue amounts             625,983.33
Interest to Class A-4 Noteholders, including any overdue amounts             702,512.25
Interest to Class B Noteholders, including any overdue amounts               240,625.00
Interest to Class C Noteholders, including any overdue amounts                47,750.00
Principal to Class A-1 Noteholders, including any overdue amounts         15,218,565.12
Principal to Class A-2 Noteholders, including any overdue amounts                     -
Principal to Class A-3 Noteholders, including any overdue amounts                     -
Principal to Class A-4 Noteholders, including any overdue amounts                     -
Principal to Class B Noteholders, including any overdue amounts                       -
Insurance Premium                                                             73,588.46
Unreimbursed draws on the Policy for Principal or Interest                            -
Principal to Class C Noteholders, including any overdue amounts
Any other amounts payable to the Insurer under the Insurance Agreement
Interest Advance Recoveries from Payments                                     17,011.22
Deposit to Payahead                                                            5,844.14
Payahead Account Interest to Servicer                                              1.98
Excess                                                                     2,818,560.35
                                                                         --------------
Net Cash                                                                              -
                                                                         ==============

Servicing Fee Retained from Interest Collections                             345,538.83

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                             117,942.66
Beginning Balance                                                          1,146,570.84
Trustee Distribution of Excess                                             2,818,560.35
Prefunding Reserve Amount Released                                           (58,971.33)
Interest Earned                                                                3,269.36
Spread Account Draws                                                                  -
Reimbursement for Prior Spread Account Draws                                          -
Distribution of Funds to Class C Reserve Account                                      -
                                                                         --------------
Ending Balance                                                             3,909,429.22
                                                                         ==============

Required Balance                                                           5,730,000.00

CLASS C RESERVE ACCOUNT RECONCILIATION

Original Balance                                                                      -
Beginning Balance                                                                     -
Distribution in Excess of Required Spread Balance                                     -
Interest Earned                                                                       -
Class C Account Draws                                                                 -
Reimbursement for Prior Class C Account Draws                                         -
Distribution of Funds to Servicer                                                     -
                                                                         --------------
Ending Balance                                                                        -
                                                                         ==============

Required Balance                                                             150,000.00


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                          17,190,000.00
Beginning Balance                                                         17,190,000.00
Reduction Due to Spread Account                                                       -
Reduction Due to Principal Reduction                                                  -
Reduction Due to Overcollateralization                                                -
                                                                         --------------
Ending Balance                                                            17,190,000.00
                                                                         ==============

a) Outstanding Balance * 5.00% -Spread Balance - Overcollateralization    21,064,572.14
b) Original Note Balance * 3.00%                                          17,190,000.00
c) Prior Payment Date First Loss Protection Amount                        17,190,000.00
                                                                         --------------
First Loss Protection Amount [lesser of a), b) or c) ]                    17,190,000.00
                                                                         ==============

First Loss Protection Fee %                                                       2.00%
First Loss Protection Fee                                                     28,650.00


POLICY  RECONCILIATION

Original Balance                                                         567,270,000.00
Beginning Balance                                                        553,328,329.21
Draws                                                                                 -
Reimbursement of Prior Draws                                                          -
                                                                         --------------
Ending Balance                                                           553,328,329.21
                                                                         ==============

Adjusted Ending Balance Based Upon Required Balance                      535,632,736.70
                                                                         ==============
Required Balance                                                         535,632,736.70


PAYAHEAD RECONCILIATION

Beginning Balance                                                                680.35
Deposit                                                                        5,844.14
Payahead Interest                                                                  1.98
Withdrawal                                                                     2,177.56
                                                                         --------------
Ending Balance                                                                 4,348.91
                                                                         ==============

CURRENT DELINQUENCY
                                                               GROSS
      # PAYMENTS DELINQUENT              NUMBER               BALANCE
                                         ------               -------

1 Payment                                 363              4,128,448.46
2 Payments                                100              1,298,039.89
3 Payments                                 11                168,539.99
                                        -------------------------------
Total                                     474              5,595,028.34
                                        ===============================

Percent Delinquent                     1.253%                    1.031%


DELINQUENCY RATE (60+)
                                                                   RECEIVABLE
                                                 END OF PERIOD     DELINQUENCY
          PERIOD                 BALANCE         POOL BALANCE         RATE
                               -----------------------------------------------
Current                         1,466,579.88     542,424,867.79       0.27%
1st Previous                      194,044.37     557,643,432.91       0.03%
2nd Previous                               -                  -


NET LOSS RATE
                                                                                 DEFAULTED
                                               LIQUIDATION       AVERAGE         NET LOSS
          PERIOD                 BALANCE        PROCEEDS      POOL BALANCE      (ANNUALIZED)
                                ----------------------------------------------------------
Current                         21,500.16        29,118.50    550,034,150.35        -0.02%
1st Previous                    44,242.27           287.69    565,321,716.46         0.09%
2nd Previous                            -                -                 -

Gross Cumulative Charge Offs    65,742.43     Number of Repossessions                    2
Gross Liquidation Proceeds      29,406.19     Number of Inventoried Autos EOM            2
Net Cumulative Loss Percentage      0.01%     Amount of Inventoried Autos EOM    14,600.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)     0.00%
Trigger                             0.60%
Status                                 OK
Net Cumulative Loss Trigger Hit in     NO
  Current or any Previous Month



EXCESS YIELD TRIGGER
                                                                EXCESS YIELD
                               EXCESS        END OF PERIOD      PERCENTAGE
          PERIOD               YIELD         POOL BALANCE       (ANNUALIZED)
                            ------------     --------------     ------------
Current                     2,841,833.78     542,424,867.79         6.29%
1st Previous                1,087,739.33     557,643,432.91         2.34%
2nd Previous                           -                  -
3rd Previous                           -                  -
4th Previous                           -                  -
5th Previous                           -                  -


                                          LEVEL        TRIGGER       STATUS
                                         -------       -------       ------
Six Month Average Excess Yield             N/A          1.50%         N/A

Trigger Hit in Current or any Previous Month                           NO



DATE:  May 6, 2001                        /s/ Diane Slomka
                                          -----------------------------------
                                          DIANE SLOMKA
                                          OFFICER